SULLIVAN & CROMWELL

NEW YORK TELEPHONE: (212) 558-4000
TELEX: 62694 (INTERNATIONAL) 127816 (DOMESTIC)                       125 Broad Street, New York 10004-2498
CABLE ADDRESS: LADYCOURT, NEW YORK                                     __________
FACSIMILE: (212) 558-3588 (125 Broad Street)
                                                  1701 PENNSYLVANIA AVE, N.W., WASHINGTON, D.C. 20006-5805
                                                            1888 CENTURY PARK EAST, LOS ANGELES 90067-1725
                                                                             8, PLACE VENDOME, 75001 PARIS
                                                    ST. OLAVE'S HOUSE, 9a IRONMONGER LANE, LONDON EC2V 8EY
                                                                        101 COLLINS STREET, MELBOURNE 3000
                                                            2-1, MARUNOUCHI 1-CHOME, CHIYODA-KU, TOKYO 100
                                                                     NINE QUEEN'S ROAD, CENTRAL, HONG KONG
                                                                 OBERLINDAU 54-56, 60323 FRANKFURT AM MAIN

                                                                 August 11, 1999




CSC Holdings, Inc.,
   1111 Stewart Avenue,
      Bethpage, New York,
         11714.


         Re: Form S-4 Registration Statement

Ladies and Gentlemen:

         We have acted as your counsel in connection with the Registration Statement on Form S-4 filed on August 11, 1999 with the Securities and Exchange Commission (the "Registration Statement") and hereby confirm to you that, in our opinion, the discussion under the heading "Material U.S. Federal Income Tax Considerations" in the Registration Statement accurately describes the United States federal income tax considerations associated with the exchange of the old notes for the new notes pursuant to the exchange offer described in the Registration Statement.

         We hereby consent to the filing with the Securities and Exchange Commission of this letter as an exhibit to the Registration Statement and all amendments thereto. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                      Very truly yours,

                                                      SULLIVAN & CROMWELL